FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      Midland Capital Holdings Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                                            36-4238089
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(State of incorporation or organization)                 (I.R.S. Employer
                                                         Identification No.)

8929 South Harlem Avenue, Bridgeview, Illinois                60455
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(Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the act: None

   If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

   If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock par value $.01 per share
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                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         For a description of the Registrant's securities, the information is set forth under the captions "Comparison of Stockholders Rights" and "Other Restrictions on Acquisitions of Stock" in the proxy statement contained in the Registrant's Registration Statement on Form S-4 (Registration Number 333-57399) dated June 22, 1998 which is hereby incorporated by reference.

Item 2.  Exhibits.

         1. Certificate of Incorporation, filed as Exhibit 3.1 to the Registration Statement on Form S-4 (Registration Number 333-57399) dated June 22, 1998 is hereby incorporated by reference.

         2. Bylaws, filed as Exhibit 3.2 to the Registration Statement on Form S-4 (Registration Number 333-57399) dated June 22, 1998 is hereby incorporated by reference.

         3. Specimen Stock Certificate, filed as Exhibit 4 to the Registration Statement on Form S-4 (Registration Number 333-57399) dated June 22, 1998 is hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          MIDLAND CAPITAL HOLDINGS CORPORATION




Date: July 24, 1998                       By: /s/ Paul M. Zogas
                                              -----------------
                                              Paul M. Zogas, President and Chief
                                              Executive Officer